Computational Materials

                             UACSC 1999-A Auto Trust

$61,200,000.00 Class A-1 Money Market Automobile Receivable Backed Certificates $67,525,000.00 Class A-2 Automobile Receivable Backed Certificates $96,050,000.00 Class A-3 Automobile Receivable Backed Certificates $39,950,000.00 Class A-4 Automobile Receivable Backed Certificates $55,820,134.82 Class A-5 Automobile Receivable Backed Certificates
Class I Interest Only Automobile Receivable Backed Certificates


                         UAC Securitization Corporation
                                    Depositor

                          Union Acceptance Corporation
                                    Servicer

                                  Computational
                                    Materials


         The information contained in the attached computational materials (the "Information") is preliminary and will be replaced by the prospectus supplement and accompanying prospectus applicable to the UACSC 1999-A Auto Trust (the "Offering Documents") and any other information subsequently filed with the Securities and Exchange Commission. You should make your investment decision with respect to the securities described in the Information based solely upon the information contained in the Offering Documents.

         These computational materials do not constitute an offer to sell or the solicitation of an offer to buy and we will not sell the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold and no offer to buy will be accepted prior to the delivery of the Offering Documents relating to the securities.

         The Information is preliminary, limited in nature and subject to completion or amendment. We do not claim that the securities will actually perform as described in any scenario presented.

         The Information has been prepared by the Depositor. None of NationsBanc Montgomery Securities LLC ("NationsBanc Montgomery"), Bear, Stearns & Co. Inc. ("Bear Stearns" and together with NationsBanc Montgomery, the "Underwriters") or any of their affiliates make any representation as to the accuracy or completeness of the Information.

         The Information addresses only certain aspects of the characteristics of the securities and does not provide a complete assessment of the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure, Trust property and collateral, may be changed from time to time to reflect changed circumstances.

         The data supporting the Information has been obtained from sources that the Underwriters believe to be reliable, but the Underwriters do not guarantee the accuracy of or computations based on such data. The Underwriters and their affiliates may engage in transactions with the Depositor or its affiliates while the Information is circulating. The Underwriters may act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. The Underwriters shall not be a fiduciary or advisor, unless they have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

         Although a registration statement (including a form of prospectus) relating to the securities described in this Information has been filed with the Securities and Exchange Commission and is effective, the Offering Documents relating to the securities described in this Information have not been filed with the Securities and Exchange Commission. You must refer to the Offering Documents for definitive information on any matter described in these computational materials. Your investment decision should be based only on the data in the Offering Documents. Offering Documents contain data that is current as of the applicable publication dates and after publication may no longer be complete or current. The Offering Documents may be updated by information subsequently filed with the Securities and Exchange Commission.

         You may obtain the Offering Documents by contacting the NationsBanc Montgomery Syndicate Desk at (704) 386-9690 or the Bear Stearns Syndicate Desk at (212) 272-4955.

                             UACSC 1999-A Auto Trust
                             Computational Materials
                               Subject to Revision
                          Dated as of February 10, 1999

                                SUMMARY OF TERMS

         The definitions or references to capitalized terms used in these materials can be found on the pages indicated in the "Index of Terms" and "Glossary" beginning on page 30 of these materials.

Issuer

The UACSC 1999-A Auto Trust (the "Trust") will issue the Certificates offered in these materials.

Depositor

UAC Securitization Corporation (the "Depositor") is the depositor of the Trust. In this capacity, the Depositor will transfer the automobile receivables and related property to the Trust.

Servicer

Union Acceptance Corporation will act as the servicer of the Trust (in its capacity as servicer, the "Servicer," otherwise "UAC"). In its role as Servicer, UAC will receive and apply payments on the automobile receivables, service the collection of the receivables and direct the trustee to make the appropriate distributions to the certificateholders. The Servicer will receive a monthly servicing fee as compensation for its services (the "Monthly Servicing Fee").

Trustee

Harris Trust and Savings Bank

The Certificates

The Trust will issue automobile receivable backed certificates on or about February 23, 1999 (the "Closing Date") under the terms of a pooling and servicing agreement among the Depositor, the Servicer and the Trustee (the "Pooling and Servicing Agreement"). The "Certificates" will consist of the following:

     o _____% Class A-1 Money Market Automobile Receivable Backed Certificates in the aggregate principal amount of $61,200,000.00 (the "Class A-1 Certificates");

     o   _____%  Class A-2  Automobile  Receivable  Backed  Certificates  in the
         aggregate   principal   amount  of   $67,525,000.00   (the  "Class  A-2
         Certificates");

     o   _____%  Class A-3  Automobile  Receivable  Backed  Certificates  in the
         aggregate   principal   amount  of   $96,050,000.00   (the  "Class  A-3
         Certificates");

     o   _____%  Class A-4  Automobile  Receivable  Backed  Certificates  in the
         aggregate   principal   amount  of   $39,950,000.00   (the  "Class  A-4
         Certificates");

     o   ______% Class A-5  Automobile  Receivable  Backed  Certificates  in the
         aggregate   principal   amount  of   $55,820,134.82   (the  "Class  A-5
         Certificates");

     o Class I Interest Only Automobile Receivable Backed Certificates in the Original Notional Principal Amount of $256,316,037.87 (the "Class I Certificates"); and

     o the Class IC Automobile Receivable Backed Certificate (the "Class IC Certificate").

The Class IC Certificate will be issued to the Depositor and is not offered for sale in this offering.

We are offering the Certificates, other than the Class IC Certificate, for sale in these materials and we refer to these certificates offered for sale as the "Offered Certificates."

Each of the Certificates will represent a fractional and undivided interest in the Trust. The Trust assets will include:

     o a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states in the United States of America, secured by new and used automobiles, light trucks and vans (the "Receivables");

     o certain monies due in respect of the Receivables as of and after January 31, 1999 (the "Cutoff Date");

     o security interests in the related vehicles financed through the Receivables (the "Financed Vehicles");

     o   funds on deposit in a certificate account and a spread account;

     o any proceeds from claims on certain insurance policies relating to the Financed Vehicles or the related obligors;

     o   any lender's single interest insurance policy;

     o an unconditional and irrevocable insurance policy issued by MBIA Insurance Corporation guaranteeing payments of principal and interest on the Offered Certificates (the "Policy"); and

     o   certain rights under the Pooling and Servicing Agreement.

The Class A Certificates

The term "Class A Certificates" includes the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates. We refer to the owners of the Class A Certificates in these materials as the "Class A Certificateholders," and this term includes the "Class A-1 Certificateholders," the "Class A-2 Certificateholders," the "Class A-3 Certificateholders," the "Class A-4 Certificateholders" and the "Class A-5 Certificateholders."

Interest on the Class A Certificates

The Trust will distribute interest on the eighth calendar day of each month or, if such day is not a business day, on the next business day (each, a "Distribution Date"), beginning March 8, 1999, to holders of record of the Class A Certificates as of the day before the Distribution Date (the "Record Date"). However, if Definitive Certificates are issued, the Record Date will be the last day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

The applicable pass-through rates for the Class A Certificates are:

     o   ______% for the Class A-1  Certificates  (the  "Class A-1  Pass-Through
         Rate");

     o   ______% for the Class A-2  Certificates  (the  "Class A-2  Pass-Through
         Rate");

     o   ______% for the Class A-3  Certificates  (the  "Class A-3  Pass-Through
         Rate");

     o ______% for the Class A-4 Certificates (the "Class A-4 Pass-Through Rate"); and

     o   ______% for the Class A-5  Certificates  (the  "Class A-5  Pass-Through
         Rate").

The Class A-5 Pass-Through Rate will be increased by 0.50% per annum after the Clean-Up Call Date (as described under "--Increase of the Class A-5 Pass-Through Rate").

Interest on the Class A-1 Certificates will be calculated on the basis of a 360-day year and the actual number of days from the previous Distribution Date through the day before the related Distribution Date. Interest on all other classes of Class A Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Yield and Prepayment Considerations" in these materials.

Class A-1 Monthly Interest. Generally, the amount of interest distributable to the Class A-1 Certificateholders on each Distribution Date is the product of:

     (1) 1/360th of the pass-through rate for the Class A-1 Certificates;

     (2) the number of days from the previous Distribution Date through the day before the related Distribution Date; and

     (3) the  aggregate   outstanding   principal   balance  of  the  Class  A-1
         Certificates on the preceding Distribution Date (after giving effect to all distributions to Class A Certificateholders on such date).

Monthly Interest for Other Class A Certificates. Generally, the amount of interest distributable to each class of Class A Certificateholders (other than the Class A-1 Certificateholders) on each Distribution Date is the product of:

     (1) one-twelfth of the pass-through rate applicable to such class; and

     (2) the aggregate outstanding principal balance of such class as of the preceding Distribution Date (after giving effect to all distributions to Class A Certificateholders on such date).

The amount of interest distributable on the first Distribution Date of March 8, 1999 will be based upon the original principal balance of the applicable class and will accrue from the Closing Date until the day before the first Distribution Date (and in the case of all of the Class A Certificates other than the Class A-1 Certificates, assuming that the month of the Closing Date has 30 days).

The amount of interest distributable to the Class A Certificateholders and the Class I Certificateholders on any Distribution Date constitutes "Monthly Interest."

Principal

The Trust will distribute principal on each Distribution Date to the Class A Certificateholders of record as of the Record Date. Generally, the amount of principal which will be distributed ("Monthly Principal") is equal to the difference between the aggregate Certificate Balance as of the previous Distribution Date (after giving effect to any distributions of principal made on such Distribution Date) and the outstanding balance of the Receivables (the "Pool Balance") on the last day of the preceding calendar month.

The aggregate outstanding principal balance of the Class A Certificates as of the Closing Date is as follows:

     o   $61,200,000.00   for  the  Class  A-1  Certificates   (the  "Class  A-1
         Certificate Balance");

     o   $67,525,000.00   for  the  Class  A-2  Certificates   (the  "Class  A-2
         Certificate Balance");

     o   $96,050,000.00   for  the  Class  A-3  Certificates   (the  "Class  A-3
         Certificate Balance");

     o   $39,950,000.00   for  the  Class  A-4  Certificates   (the  "Class  A-4
         Certificate Balance"); and

     o   $55,820,134.82   for  the  Class  A-5  Certificates   (the  "Class  A-5
         Certificate Balance").

The sum of the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance, the Class A-4 Certificate Balance and the Class A-5 Certificate Balance will equal the "Certificate Balance."

The outstanding principal amount of any class of Class A Certificates will be payable in full on the final scheduled Distribution Date applicable to that class. The final scheduled Distribution Dates of the Class A Certificates are as follows:

     o March 8, 2000, for the Class A-1 Certificates (the "Class A-1 Final Scheduled Distribution Date");

     o January 8, 2002, for the Class A-2 Certificates (the "Class A-2 Final Scheduled Distribution Date");

     o September 8, 2003, for the Class A-3 Certificates (the "Class A-3 Final Scheduled Distribution Date");

     o June 8, 2004, for the Class A-4 Certificates (the "Class A-4 Final Scheduled Distribution Date"); and

     o September 8, 2006, for the Class A-5 Certificates (the "Class A-5 Final Scheduled Distribution Date").

Generally, principal will be distributed to the Class A Certificateholders in the order of the numerical designation of each class of the Class A Certificates, starting with the Class A-1 Certificates and ending with the Class A-5 Certificates. For example, no principal will be distributed to the Class A-2 Certificateholders until the Class A-1 Certificate Balance has been reduced to zero.

Since the rate of payment of principal of each class of Class A Certificates depends upon the rate of payment of principal on the Receivables (including voluntary prepayments and principal in respect of Defaulted Receivables and Purchased Receivables), the final distribution in respect of each class of Class A Certificates could occur significantly earlier than the respective final scheduled distribution dates. See "Risk Factors -- You Will Bear the Risk of Loss if there is a Default Under the Policy" in these materials.

The Class I Certificates

The Class I Certificates are interest only certificates which will not receive any principal distributions. The pass-through rate for the Class I Certificates is 0.80% per annum (the "Class I Pass-Through Rate"). Interest on the Class I Certificates will accrue on the Notional Principal Amount (defined below) of the Class I Certificates at the Class I Pass-Through Rate. The Notional Principal Amount represents a designated notional principal component of the Receivables (the "Notional Principal Amount"). The Notional Principal Amount is $256,316,037.87 as of the Closing Date (the "Original Notional Principal Amount") and shall be reduced on each Distribution Date as the Certificate Balance is reduced as described below.

Interest on the Class I Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Generally, the amount of interest distributable to holders of Class I Certificates (the "Class I Certificateholders") on each Distribution Date is the product of one-twelfth of the Class I Pass-Through Rate and the Notional Principal Amount as of the preceding Distribution Date (after giving effect to any reduction of the Notional Principal Amount on such Distribution Date). The amount of interest distributable on the first Distribution Date of March 8, 1999 will be based on the Original Notional Principal Amount and will accrue from the Closing Date until the day before the first Distribution Date. Such amount will also be determined by assuming that the month of the Closing Date has 30 days. Class I Certificateholders will not be entitled to any distributions after the Notional Principal Amount has been reduced to zero.

Class I Notional Principal Amount

The Class I Certificates are interest-only certificates based upon a planned amortization of the Notional Principal Amount of the Class I Certificates. We intend this amortization feature to reduce the uncertainty to Class I Certificateholders caused by prepayments on the Receivables. We base the reduction in the Notional Principal Amount on a principal paydown schedule rather than on the reduction in the actual principal balances of the Receivables. We expect the interest payments on the Class I Certificates to come from the excess of interest earned on the Receivables over Class A Monthly Interest and the Monthly Servicing Fee. We divided the Certificate Balance into two notional principal components, the "PAC Component" and the "Companion Component," for purposes of calculating the Notional Principal Amount. The sum of the PAC Component and the Companion Component at any time will equal the then aggregate unpaid Certificate Balance at such time. The Notional Principal Amount of the Class I Certificates will equal the principal balance of the PAC Component at all times as such amount is calculated using the allocations of principal payments described below.

The Pooling and Servicing Agreement establishes the planned schedule for the amortization of the Notional Principal Amount (the "Planned Notional Principal Amount Schedule") and we provide the schedule to you in these materials under "The Class I Certificates--Calculation of Notional Principal Amount." On each Distribution Date, the amount of Monthly Principal allocated to Class A Certificateholders will determine the reduction in the Notional Principal Amount as follows:

     (1) to the PAC Component in an amount up to the amount necessary to reduce the amount thereof to the amount specified in the Planned Notional Principal Amount Schedule (the "Planned Notional Principal Amount") for such Distribution Date;

     (2) to the Companion Component, until the outstanding amount is reduced to zero; and

     (3) to the PAC Component, without regard to the Planned Notional Principal Amount.

The Notional Principal Amount of the Class I Certificates will be the same amount as the outstanding amount of the PAC Component and will decline as the PAC Component declines.

The Planned Notional Principal Amount Schedule is based on the assumption that the Receivables prepay at a constant prepayment rate between 1.60% and 2.50% ABS (which is an assumed constant rate of prepayments used in the ABS prepayment model set forth in these materials). The yield to maturity of the Class I Certificates will be sensitive to the rate and timing of principal payments (including prepayments) on the Receivables and may fluctuate significantly during the actual term of the Class I Certificates. If the Receivables prepay at a constant rate within the range of 1.60% to 2.50% ABS, the PAC Component (and the Notional Principal Amount of the Class I Certificates) will decline according to the Planned Notional Principal Amount Schedule. If the Receivables prepay at a constant rate higher than 2.50% ABS, the yield on the Class I Certificates will be reduced because (1) the amount of the Companion Component will be reduced to zero more quickly than scheduled, and (2) the amount of the PAC Component (and the Notional Principal Amount) will decline more quickly than provided in the Planned Notional Principal Amount Schedule. A rapid rate of principal prepayments (including liquidations due to losses, repurchases and other dispositions) will have a material negative effect on the yield to maturity of the Class I Certificates.

The Planned Notional Principal Amount Schedule has been prepared on the basis of certain assumptions, which are described in these materials under "The Class I Certificates -- Class I Yield Considerations." You should fully consider the risks associated with owning Class I Certificates, including the risk that a rapid rate of prepayments could prevent you from recovering your initial investment in the Class I Certificates. See "Risk Factors -- Prepayments May Reduce the Yield on the Class I Certificates" and "Yield and Prepayment Considerations --The Class I Certificates" in these materials.

Spread Account; Rights of Class IC Certificateholder

The Depositor will establish an account (the "Spread Account") on the Closing Date for the benefit of the Class A Certificateholders, the Class I Certificateholders and the Insurer. The Spread Account will hold the excess, if any, of the collections on the Receivables over the amounts which the Trust is required to distribute to the Class A Certificateholders, the Class I Certificateholders, the Servicer and the Insurer. The amount of funds available for distribution to Certificateholders on any Distribution Date ("Available Funds") will consist of funds from the following sources:

     (1) payments received from obligors in respect of the Receivables (net of any amount required to be deposited to the Payahead Account in respect of Precomputed Receivables);

     (2) any net withdrawal from the Payahead Account in respect of Precomputed Receivables;

     (3) interest earned on funds on deposit in the Certificate Account;

     (4) liquidation proceeds received in respect of Receivables;

     (5) advances received from the Servicer in respect of interest on certain delinquent Receivables; and

     (6) amounts received in respect of required repurchases or purchases of Receivables by UAC or the Servicer.

The Trustee will withdraw funds from the Spread Account (up to the amount on deposit in the account) and then draw on the Policy, if the amount of Available Funds for any Distribution Date is not sufficient to pay:

     (1) the amounts owed to the Servicer (including the Monthly Servicing Fee and reimbursement for advances made by the Servicer to the Trust); and

     (2) the required payments of

         o Monthly Interest to the Class A Certificateholders and the Class I Certificateholders, and

         o        Monthly Principal to the Class A Certificateholders.

If the amount on deposit in the Spread Account is zero, after any withdrawals for the benefit of the Class A Certificateholders and the Class I
Certificateholders, and there is a default under the Policy, any remaining losses on the Receivables will be borne directly pro rata by the Class A Certificateholders (to the extent of the class or classes of Class A
Certificates which are outstanding at such time) and the Class I Certificateholders. See "Risk Factors -- You Will Bear the Risk of Loss if there is a Default Under the Policy" in these materials.

Any amount on deposit in the Spread Account on any Distribution Date in excess of the Required Spread Amount (after all other required deposits to and withdrawals from the Spread Account have been made) will be distributed to the holder of the Class IC Certificate (the "Class IC Certificateholder"). Any such distribution to the Class IC Certificateholder will no longer be an asset of the Trust.

We intend for the amount on deposit in the Spread Account to grow over time to the Required Spread Amount through the deposit of the excess collections, if any, on the Receivables. However, we cannot assure you that the amount on deposit in the Spread Account will actually grow to the Required Spread Amount.

The "Required Spread Amount" with respect to any Distribution Date will equal the lesser of:

     (1) 1.50% of the initial Pool Balance, or

     (2) the  Certificate  Balance as of the previous  Distribution  Date (after
         giving   effect  to  all   distributions   of   principal  to  Class  A
         Certificateholders on such date).

If the average aggregate yield of the Receivables in excess of losses falls below the levels set forth in the Insurance and Reimbursement Agreement, entered into on the Closing Date among the Depositor, Union Acceptance Funding Corporation ("UAFC"), UAC, in its individual capacity and as Servicer, and the Insurer (the "Insurance Agreement"), the Required Spread Amount will be increased to 4.50% of the Pool Balance. During an Event of Default or upon the occurrence of certain other events described in the Insurance Agreement generally involving the amount of losses on the Receivables, a failure of performance by the Servicer or a material misrepresentation made by the Servicer under the Pooling and Servicing Agreement or the Insurance Agreement, the Required Spread Amount may be increased.

The Policy

The Depositor will obtain an irrevocable insurance policy (the "Policy") issued by MBIA Insurance Corporation for the benefit of the Class A Certificateholders and the Class I Certificateholders. Subject to the terms of the Policy, the Insurer will unconditionally and irrevocably guarantee the payment of Monthly Interest and Monthly Principal up to the Policy Amount. The Trustee will draw on the Policy, up to the Policy Amount, if Available Funds and the amount on deposit in the Spread Account (after paying amounts owed to the Servicer) are not sufficient to fully distribute Monthly Interest and Monthly Principal. In addition, the Policy will cover any amount distributed or required to be distributed by the Trust to Class A Certificateholders and Class I Certificateholders that is sought to be recovered as a voidable preference by a trustee in bankruptcy of UAC, the Depositor or UAFC pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended, in accordance with a final nonappealable order of a court having competent jurisdiction.

Policy Amount

The term "Policy Amount" means with respect to any Distribution Date:

     (1) the sum of:

         (A) the lesser of: (i) the Certificate Balance (after giving effect to any distribution of Available Funds and any funds withdrawn from the Spread Account to pay Monthly Principal on such Distribution
              Date) and (ii) the Net Principal Policy Amount, plus

         (B)  Monthly Interest, plus

         (C)  the Monthly Servicing Fee;

         less

     (2) all amounts on deposit in the Spread Account on such Distribution Date (after giving effect to any funds withdrawn from the Spread Account to pay Monthly Principal on such Distribution Date).

"Net Principal Policy Amount" means the initial Certificate Balance minus all amounts previously drawn on the Policy or withdrawn from the Spread Account with respect to Monthly Principal.

Insurer

MBIA Insurance Corporation is the "Insurer" and will guarantee the payment of Monthly Interest and Monthly Principal under the terms of the Policy.

Legal Investment

The Class A-1 Certificates will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Optional Sale

The Class IC Certificateholder has the right to purchase all of the Receivables as of the last day of any Collection Period on which (1) the Pool Balance is equal to or less than 10% of the initial Certificate Balance and (2) the Notional Principal Amount of the Class I Certificates is zero (or will be reduced to zero on or before the related Distribution Date) (the "Optional Sale"). The purchase price applicable to the Optional Sale will be equal to the fair market value of the Receivables; provided that such amount is equal to or greater than the sum of:

     (1) 100% of the outstanding Certificate Balance,

     (2) accrued and unpaid interest on the outstanding Certificate Balance at the weighted average note rates of the Receivables less any payments received but not applied to interest or principal, and

     (3) any amounts due the Insurer.

Increase of the Class A-5 Pass-Through Rate

If the Class IC Certificateholder does not exercise its rights with respect to the Optional Sale on the first Distribution Date that the Optional Sale is permitted (the "Clean-Up Call Date"), the Class A-5 Pass-Through Rate will be increased by 0.50% after the Clean-Up Call Date.

Tax Status

In the opinion of special tax counsel to the Depositor, the Trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation. The Trustee and the Certificateholders will agree to treat the Trust as a partnership for federal income tax purposes. As a partnership, the Trust will not be subject to federal income tax and the Certificateholders will be required to report their respective shares of the Trust's taxable income, deductions and other tax attributes.

Ratings

On the Closing Date, each class of Offered Certificates must be rated in the highest applicable category by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (each a "Rating Agency" and collectively, the "Rating Agencies"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors -- The Limitations of the Certificate Ratings" in these materials.

ERISA Considerations

The Offered Certificates may be eligible for purchase by employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Any benefit plan fiduciary considering the purchase of Offered Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for such purchase have been satisfied.

                                  RISK FACTORS

         You should carefully consider the risk factors set forth below as well as the other investment considerations described in these materials as you decide whether to purchase the Offered Certificates.

Limited Resale of the Certificates           There  is  currently  no  secondary
                                             market     for     the      Offered
                                             Certificates.    The   Underwriters
                                             currently  intend  to make a market
                                             to  enable  resale  of the  Offered
                                             Certificates,   but  are  under  no
                                             obligation  to do so.  As such,  we
                                             cannot  assure you that a secondary
                                             market   will   develop   for  your
                                             Offered  Certificates  or,  if  one
                                             does develop, that such market will
                                             provide  you  with   liquidity   of
                                             investment or that it will continue
                                             for  the   life  of  your   Offered
                                             Certificates.

The Certificates Are Obligations
of the Trust Only                            The   Offered    Certificates   are
                                             interests  in the Trust only and do
                                             not  represent  an  interest  in or
                                             obligation of the Depositor, UAC or
                                             any  other  party  or  governmental
                                             body.  Except for the  Policy,  the
                                             Offered  Certificates have not been
                                             insured or  guaranteed by any party
                                             or  governmental   body.  See  "The
                                             Insurer" in these materials.

Prepayments May Reduce the
Yield on the Class I Certificates            If  the  Receivables  prepay  at  a
                                             constant  rate  within the range of
                                             1.60%  to  2.50%  ABS   assumed  in
                                             preparing   the  Planned   Notional
                                             Principal  Amount   Schedule,   the
                                             Notional  Principal  Amount will be
                                             reduced  in  accordance   with  the
                                             Planned  Notional  Principal Amount
                                             Schedule. If the Receivables prepay
                                             at  a  constant  rate  higher  than
                                             2.50% ABS, the  Notional  Principal
                                             Amount will be reduced more quickly
                                             than   provided   in  the   Planned
                                             Notional  Principal Amount Schedule
                                             and will  reduce  the  yield of the
                                             Class I Certificates.  A rapid rate
                                             of principal  prepayments will have
                                             a material  negative  effect on the
                                             yield to  maturity  of the  Class I
                                             Certificates.   You  should   fully
                                             consider the risks  associated with
                                             owning   Class   I    Certificates,
                                             including  the  risk  that a  rapid
                                             rate of  prepayments  could prevent
                                             you from  recovering  your  initial
                                             investment    in   the    Class   I
                                             Certificates.    See   "Yield   and
                                             Prepayment  Considerations  --  The
                                             Class  I  Certificates"   in  these
                                             materials.

Spread Account Limitations                   The  Trustee  will  withdraw  funds
                                             from the Spread Account,  up to the
                                             full   balance   of  the  funds  on
                                             deposit  in  such  account,  if the
                                             amount  of  Available  Funds on any
                                             Distribution Date is not sufficient
                                             to distribute  Monthly Interest and
                                             Monthly Principal (after payment of
                                             the Monthly  Servicing Fee) to you.
                                             The amount on deposit in the Spread
                                             Account may  increase  over time to
                                             an  amount  equal  to the  Required
                                             Spread Amount. We cannot assure you
                                             that such growth will occur or that
                                             the  balance in the Spread  Account
                                             will always be sufficient to assure
                                             payment in full of Monthly Interest
                                             and Monthly Principal.  The Trustee
                                             will withdraw funds from the Spread
                                             Account if the amount of  Available
                                             Funds (after paying amounts owed to
                                             the Servicer) is not  sufficient to
                                             fully  distribute  Monthly Interest
                                             and   Monthly   Principal   on  any
                                             Distribution Date. If the amount on
                                             deposit  in the  Spread  Account is
                                             reduced  to  zero   (after   giving
                                             effect   to   all    deposits   and
                                             withdrawals    from   the    Spread
                                             Account),  the  Trustee  will  then
                                             draw  on  the  Policy,  up  to  the
                                             Policy  Amount,  in an amount equal
                                             to  any   remaining   shortfall  in
                                             respect  of  Monthly  Interest  and
                                             Monthly Principal.

You Will Bear the Risk of Loss if there
is a Default Under the Policy                If the Spread Account is reduced to
                                             zero and the Insurer defaults under
                                             the  Policy,  the Trust will depend
                                             solely on payments on and  proceeds
                                             from   the   Receivables   to  make
                                             distributions    on   the   Offered
                                             Certificates.   The  Insurer   will
                                             default  under  the  Policy  if  it
                                             fails to pay any required amount to
                                             the Trust when due, for any reason,
                                             including  the  insolvency  of  the
                                             Insurer.

                                             If  the   Trust   does   not   have
                                             sufficient     funds    to    fully
                                             distribute       the       required
                                             distributions  of Monthly  Interest
                                             and  Monthly   Principal  during  a
                                             default     by     the     Insurer,
                                             distributions    on   the   Offered
                                             Certificates  will be made pro rata
                                             based on the amounts to which Class
                                             A Certificateholders  of each class
                                             and the Class I  Certificateholders
                                             are  entitled.  In such event,  you
                                             would  incur a loss  which  you may
                                             not   recover    from    subsequent
                                             collections  on the  Receivables or
                                             from   the   Insurer.    See   "The
                                             Receivables  Pool --  Delinquencies
                                             and Net Losses" and "-- Delinquency
                                             and  Credit  Loss   Experience"  in
                                             these materials.

The Limitations of the
Certificate Ratings                          On the Closing Date,  each class of
                                             Offered  Certificates must be rated
                                             in the highest applicable  category
                                             by  the   Rating   Agencies.   Such
                                             ratings will reflect only the views
                                             of the relevant  rating agency.  We
                                             cannot  assure  you  that  any such
                                             rating will continue for any period
                                             of time or that any rating will not
                                             be revised or withdrawn entirely by
                                             such  rating   agency  if,  in  its
                                             judgment, circumstances so warrant.
                                             A revision  or  withdrawal  of such
                                             rating may have an  adverse  effect
                                             on the  liquidity  and market price
                                             of  your  Offered  Certificates.  A
                                             security    rating    is    not   a
                                             recommendation to buy, sell or hold
                                             securities.

                             FORMATION OF THE TRUST

         The Depositor will establish the Trust by assigning the Trust assets to the Trustee in exchange for the Certificates. The Depositor will sell the
Offered Certificates and retain the Class IC Certificate. UAC will be responsible for servicing the Receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian of the Receivables by the Trustee. However, the Servicer will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust or make any notation of the Trust's lien on the certificates of title of the Financed Vehicles. In the absence of such notation on the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables. Under the terms of the Pooling and Servicing Agreement, UAC may delegate its duties as Servicer and custodian; however, any such delegation will not relieve UAC of its liability and responsibility with respect to such duties.

         The Depositor will establish the Spread Account for the benefit of the Class A Certificateholders, the Class I Certificateholders and the Insurer and will obtain the Policy. The Trustee will draw on the Policy, up to the Policy Amount, if Available Funds and the amount on deposit in the Spread Account (after paying amounts owed to the Servicer) are not sufficient to fully distribute Monthly Interest and Monthly Principal. If the Spread Account is reduced to zero and there is a default under the Policy, the Trust will look only to the obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure Defaulted Receivables for distributions of interest and principal on the Class A Certificates and distributions of interest on the Class I Certificates. In such event, certain factors, such as the Trustee's not having perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to the Class A Certificateholders and the Class I Certificateholders.

                              THE RECEIVABLES POOL

         The Receivables were selected from the portfolio of UAFC for purchase by the Depositor according to several criteria, including that each Receivable:

     o has an original number of payments of not more than 84 payments and not less than twelve payments (except that approximately 0.99% of the aggregate principal balance of the Receivables as of the Cutoff Date consist of Modified Receivables which have been amended or modified after origination to provide that the number of payments from the time of origination to maturity may exceed 84 payments);

     o has a remaining maturity of not more than 84 months and not less than three months;

     o provides for level monthly payments that fully amortize the amount financed over the original term; and

     o has a contract rate of interest (exclusive of prepaid finance charges) of not less than 4.95%.

         The  weighted  average   remaining   maturity  of  the  Receivables  is
approximately 71 months as of the Cutoff Date.

         Approximately   0.93%  of  the  aggregate   principal  balance  of  the
Receivables as of the Cutoff Date were selected from the "non-prime" or "Tier II" portfolio of UAFC (the "Tier II Receivables").
See "-- Delinquency and Credit Loss Experience."

         Approximately 98.83% of the aggregate principal balance of the Receivables as of the Cutoff Date are simple interest contracts which provide for equal monthly payments. Approximately 1.17% of the aggregate principal balance of the Receivables as of the Cutoff Date are Precomputed Receivables originated in the State of California. All of such Precomputed Receivables are rule of 78's receivables. Approximately 27.05% of the aggregate principal balance of the Receivables as of the Cutoff Date represent financing of new vehicles; the remainder of the Receivables represent financing of used vehicles.

         Receivables representing more than 10% of the aggregate principal balance of the Receivables as of the Cutoff Date were originated in the States of North Carolina and Texas. The performance of the Receivables in the aggregate could be adversely affected in particular by the development of adverse economic conditions in such states.

              Composition of the Receivables as of the Cutoff Date

                                                                                                     Weighted
                                                                   Aggregate          Original         Average
                                                   Number of        Principal         Principal       Contract
                                                  Receivables        Balance           Balance          Rate
                                                  -----------        -------           -------          ----
New Automobiles and Light-Duty Trucks............     3,879    $   80,855,146.88  $   82,494,699.00     12.03%
Used Automobiles and Light-Duty Trucks...........    14,824       214,138,411.15     217,938,222.84     13.36%
New Vans (1).....................................       249         5,860,098.83       6,021,264.37     11.71%
Used Vans (1)....................................     1,311        19,691,477.96      20,146,692.91     13.28%
                                                     ------      ---------------    ---------------     -----
All Receivables..................................    20,263      $320,545,134.82    $326,600,879.12     12.99%
                                                     ======      ===============    ===============     =====


                                                      Weighted       Weighted       Percent
                                                       Average        Average     of Aggregate
                                                      Remaining      Original   Principal
                                                       Term(2)        Term(2)    Balance(3)
                                                       -------        -------    ----------
New Automobiles and Light-Duty Trucks..........        76.1 mos.       78.0 mos.        25.22%
Used Automobiles and Light-Duty Trucks.........        69.7            71.4             66.80
New Vans (1)...................................        76.9            79.4              1.83
Used Vans (1)..................................        70.5            72.5              6.14
                                                       ----            ----            ------
All Receivables................................        71.5 mos.       73.3 mos.       100.00%
                                                       ====            ====            ======

(1) References to vans include minivans and van conversions.
(2) Based on scheduled maturity and assuming no prepayments of the Receivables.
(3) Sum may not equal 100% due to rounding.

     Distribution of the Receivables by Remaining Term as of the Cutoff Date

                                                           Percent                                     Percent
                                                          of Total                Aggregate        of Aggregate
       Remaining                   Number of               Number of             Principal          Principal
      Term Range                   Receivables          Receivables (1)            Balance          Balance(1)
      ----------                   -----------          ---------------            -------          ----------
    1 to 12 months...........            68                  0.34%           $      170,571.31           0.05%
   13 to 24 months...........           240                  1.18                 1,133,685.87           0.35
   25 to 36 months...........           568                  2.80                 3,716,625.13           1.16
   37 to 48 months...........         1,313                  6.48                12,402,325.26           3.87
   49 to 60 months...........         3,633                 17.93                47,853,483.90          14.93
   61 to 72 months...........         6,627                 32.70               105,498,306.11          32.91
   73 to 84 months...........         7,814                 38.56               149,770,137.24          46.72
                                     ------                ------              ---------------         ------
             Total...........        20,263                100.00%             $320,545,134.82         100.00%
                                     ======                ======              ===============         ======

(1) Sum may not equal 100% due to rounding.

        Geographic Distribution of the Receivables as of the Cutoff Date

                                                            Percent                                    Percent
                                                           of Total               Aggregate         of Aggregate
                                    Number of              Number of              Principal          Principal
     State (1) (2)                 Receivables          Receivables (3)           Balance            Balance (3)
     -------------                 -----------          ---------------           -------            -----------
Arizona......................           773                  3.81%            $  12,561,302.86           3.92%
California...................         1,570                  7.75                24,882,237.10           7.76
Colorado.....................           381                  1.88                 5,748,739.36           1.79
Florida......................         1,503                  7.42                23,070,001.17           7.20
Georgia......................         1,036                  5.11                17,203,765.67           5.37
Idaho........................            50                  0.25                   707,933.63           0.22
Illinois.....................         1,554                  7.67                23,302,590.42           7.27
Indiana......................           574                  2.83                 8,440,385.37           2.63
Iowa ........................           615                  3.04                 9,377,819.45           2.93
Kansas.......................           213                  1.05                 3,346,976.29           1.04
Kentucky.....................           155                  0.76                 2,242,328.42           0.70
Maryland.....................           272                  1.34                 4,340,334.11           1.35
Massachusetts................           542                  2.67                 8,588,713.54           2.68
Michigan.....................           463                  2.28                 7,309,583.87           2.28
Minnesota....................           395                  1.95                 5,884,936.81           1.84
Missouri.....................           401                  1.98                 5,972,463.43           1.86
Nebraska.....................           177                  0.87                 2,421,762.18           0.76
Nevada.......................           108                  0.53                 1,881,952.31           0.59
New Mexico...................            53                  0.26                   900,538.03           0.28
North Carolina...............         2,400                 11.84                39,008,903.54          12.17
Ohio ........................           977                  4.82                13,651,443.80           4.26
Oklahoma.....................           662                  3.27                 9,935,256.38           3.10
Oregon.......................            46                  0.23                   753,384.45           0.24
Pennsylvania.................            85                  0.42                 1,235,839.59           0.39
South Carolina...............           791                  3.90                12,693,200.23           3.96
South Dakota.................             9                  0.04                   114,644.81           0.04
Tennessee....................           631                  3.11                10,512,933.43           3.28
Texas........................         2,291                 11.31                40,947,991.64          12.77
Utah ........................           118                  0.58                 2,034,708.31           0.63
Virginia.....................         1,008                  4.97                15,416,401.58           4.81
Washington...................            88                  0.43                 1,651,700.52           0.52
Wisconsin....................           322                  1.59                 4,404,362.52           1.37
                                     ------                ------              ---------------         ------
         Total...............        20,263                100.00%             $320,545,134.82         100.00%
                                     ======                ======              ===============         ======


(1) Based on address of the Dealer selling the related Financed Vehicle.

(2) Receivables originated in Ohio were solicited by Dealers for direct financing by UAC or the Predecessor. All other Receivables were originated by Dealers and purchased from such Dealers by UAC or the Predecessor.

(3) Sum may not equal 100% due to rounding.

            Distribution of the Receivables by Financed Vehicle Model
                           Year as of the Cutoff Date

                                                                  Percent                            Percent
                                                                 of Total         Aggregate       of Aggregate
   Model                                       Number of         Number of        Principal        Principal
   Year                                       Receivables     Receivables(1)      Balance          Balance(1)
   ----                                       -----------     --------------      -------          ----------
   1985 and earlier.....................             7             0.03%     $      41,159.46         0.01%
   1986.................................            14             0.07             54,732.06         0.02
   1987.................................            14             0.07             59,784.39         0.02
   1988.................................            28             0.14            136,008.22         0.04
   1989.................................           115             0.57            694,456.38         0.22
   1990.................................           379             1.87          2,707,417.96         0.84
   1991.................................           547             2.70          4,353,163.83         1.36
   1992.................................           876             4.32          8,301,993.24         2.59
   1993.................................         1,513             7.47         16,179,232.33         5.05
   1994.................................         2,156            10.64         27,177,992.78         8.48
   1995.................................         3,136            15.48         45,994,183.34        14.35
   1996.................................         2,834            13.99         45,994,368.56        14.35
   1997.................................         2,682            13.24         46,625,770.41        14.55
   1998.................................         3,335            16.46         64,698,897.92        20.18
   1999.................................         2,627            12.96         57,525,973.94        17.95
                                                ------           ------      ----------------       ------
                  Total.................        20,263           100.00%     $ 320,545,134.82       100.00%
                                                ======           ======      ================       ======

(1) Sum may not equal 100% due to rounding.

     Distribution of the Receivables by Contract Rate as of the Cutoff Date

                                                                  Percent                            Percent
                                                                 of Total         Aggregate       of Aggregate
                                               Number of         Number of        Principal        Principal
Contract Rate Range                           Receivables     Receivables(1)      Balance          Balance(1)
-------------------                           -----------     --------------      -------          ----------
    Less than 7.000%......................           53             0.26%    $     814,471.31         0.25%
  7.000 to    7.999%......................          130             0.64         2,104,458.49         0.66
  8.000 to    8.999%......................          322             1.59         5,528,168.58         1.72
  9.000 to    9.999%......................          854             4.21        14,599,253.30         4.55
 10.000 to   10.999%......................        1,800             8.88        30,699,645.35         9.58
 11.000 to   11.999%......................        3,028            14.94        51,465,535.13        16.06
 12.000 to   12.999%......................        4,227            20.86        69,730,143.40        21.75
 13.000 to   13.999%......................        3,792            18.71        59,255,245.91        18.49
 14.000 to   14.999%......................        2,612            12.89        38,192,185.54        11.91
 15.000 to   15.999%......................        1,559             7.69        21,926,414.80         6.84
 16.000 to   16.999%......................          856             4.22        12,252,234.96         3.82
 17.000 to   17.999%......................          419             2.07         5,900,872.83         1.84
 18.000 to   18.999%......................          522             2.58         7,196,870.14         2.25
 19.000 to   19.999%......................           42             0.21           452,650.66         0.14
 20.000 to   20.999%......................           28             0.14           271,164.68         0.08
21.000  to   21.999%......................           14             0.07           126,307.35         0.04
22.000  to   22.999%......................            3             0.01            14,424.96         0.00
23.000  to   23.999%......................            1             0.00             6,161.67         0.00
24.000  to   24.999%......................            1             0.00             8,925.76         0.00
                                                 ------           ------      ---------------       ------
               Total......................       20,263           100.00%     $320,545,134.82       100.00%
                                                 ======           ======      ===============       ======

(1) Sum may not equal 100% due to rounding.

Delinquency and Credit Loss Experience

         As indicated in the foregoing delinquency experience table, delinquency rates for UAC's prime automobile portfolio based upon outstanding balances of receivables 30 days past due and over decreased to 3.04% at December 31, 1998 compared to 3.07% and 3.94% at June 30, 1998 and December 31, 1997, respectively.

         As indicated in the foregoing credit loss experience table, net credit losses on UAC's prime automobile portfolio totaled approximately $26.5 million for the six months ended December 31, 1998, or 2.46% (annualized) of the average servicing portfolio, compared to $28.8 million, or 3.03% (annualized) for the six months ended December 31, 1997. For the year ended June 30, 1998, net credit losses on UAC's prime automobile portfolio totaled approximately $53.8 million or 2.80% of the average servicing portfolio.

         From September 30, 1997 through December 31, 1998, UAC has experienced steady improvement in its delinquency and credit loss performance. UAC attributes the improvement to strategic changes in its origination and collection departments. The efforts in the origination department include:

     o   implementing tighter credit standards in March, 1997;

     o developing quality control procedures that rank a prospective obligor by credit score and by predetermined debt and income ratios;

     o growing the portfolio with quality obligors through dealer development and dealer expansion;

     o   increasing the staff in the origination department; and

     o   expanding the origination department's hours of service.

The collection department's efforts to improve delinquency and credit loss performance since September 30, 1997 include:

     o restructuring the collectors to form specialized sub-departments of collectors for auxiliary functions such as skip tracing and high risk accounts;

     o initiating collection calls earlier in the delinquency process through the use of a power dialer;

     o targeting higher risk obligors through the use of quarterly updated credit scores; and

     o   increasing collection efforts on charged-off accounts.

         Recoveries as a percentage of gross charge-offs decreased slightly to 38.28% for the six months ended December 31, 1998, compared to 38.41% for the year ended June 30, 1998. On a year to year comparison, recovery rates improved to 38.28% for the six months ended December 31, 1998, compared to 36.68% for the six months ended December 31, 1997. In an effort to improve recovery rates, UAC opened a franchised new car dealership in Indianapolis in July, 1998 and is retailing a portion of its repossessed automobiles through the dealership. UAC expects to continue this method of disposing of repossessions and strictly monitor the rest of its repossession and resale process. UAC believes that these efforts should improve the recovery rate. Although the overall recovery percentage remains below UAC's expectations, recovery rates for repossessed automobiles sold by UAC's retail operations have been significantly higher than recovery rates on vehicles sold at auction. However, only 15% of all repossessed automobiles sold by UAC during the last six months were sold through its new retail operation.

         UAC's non-prime lending began in 1994 and was replaced by UAC's "Tier II" lending on March 1, 1998. The majority of the Tier II Receivables were originated under UAC's Tier II lending from applications that did not qualify for credit under UAC's "Tier I" lending. Although it is too early to determine actual trends with respect to delinquency and credit losses of the Tier II Receivables, UAC believes that the rate of delinquency and credit loss associated with the Tier II Receivables will more closely follow the experience of UAC's non-prime portfolio rather than the prime or Tier I portfolio which is set forth on the preceding page. At December 31, 1998, UAC's non-prime servicing portfolio consisted of approximately $66.4 million in receivables and had a delinquency rate based upon outstanding balances of receivables 30 days past due and over of 9.66% compared to 8.14% and 8.29% at September 30, 1998 and June 30, 1998, respectively. For the six months ended December 31, 1998, the credit losses on the non-prime portfolio were 7.32% (annualized) of the average non-prime servicing portfolio, compared to 8.18% (annualized) for the quarter ended September 30, 1998 and 7.67% for the year ended June 30, 1998. As the Tier II Receivables account for approximately 0.93% of the Receivables as of the Cutoff Date, UAC believes that the credit quality of the Tier II Receivables will not affect the credit quality of the Receivables as a whole in a materially adverse manner. UAC ceased originating Tier II Receivables in January, 1999.

         UAC's expectations with respect to delinquency and credit loss trends constitute forward-looking statements and are subject to important factors that could cause actual results to differ materially from those projected by UAC. Such factors include, but are not limited to, general economic factors affecting obligors' abilities to make timely payments on their indebtedness such as employment status, rates of consumer bankruptcy, consumer debt levels generally and the interest rates applicable thereto. In addition, credit losses are affected by UAC's ability to realize on recoveries of repossessed vehicles, including, but not limited to, the market for used cars at any given time.

                WEIGHTED AVERAGE LIFE OF THE CLASS A CERTIFICATES

         Because the rate of payment on principal of the Class A Certificates depends primarily on the rate of payment (including voluntary prepayments and principal in respect of Defaulted Receivables and Purchased Receivables) of the principal balance of the Receivables, final payment on each class of Class A Certificates could occur much earlier than the applicable final scheduled
Distribution Date. You will bear the risk of being able to reinvest early principal payments on the Class A Certificates at yields at least equal to the yield on your Class A Certificates.

         Prepayments on retail installment sale contracts, such as the Receivables, can be measured relative to a prepayment standard or model. The model used in these materials is the Absolute Prepayment Model ("ABS"). The ABS model represents an assumed rate of prepayment each month relative to the original number of receivables in a pool. The ABS model further assumes that all of the receivables are the same size, amortize at the same rate and that each receivable will be paid as scheduled or will be prepaid in full. For example, in a pool of receivables originally containing 100 receivables, a 1% ABS rate means that one receivable prepays in full each month. The ABS model, like any prepayment model, does not claim to be either a historical description of prepayment experience or a prediction of the anticipated rate of prepayment.

         The tables on pages 20 to 22 have been prepared on the basis of certain assumptions, including that:

     o   the Receivables prepay in full at the specified monthly ABS;

     o each scheduled payment on the Receivables is made on the last day of each Collection Period and includes a full month of interest;

     o distributions on the Class A Certificates are paid in cash on each Distribution Date commencing March 8, 1999 and on the eighth calendar day of each subsequent month;

     o   the Closing Date occurs on February 23, 1999;

     o no defaults or delinquencies in the payment of any of the Receivables occur;

     o no Receivables are repurchased due to a breach of any representation or warranty or for any other reason; and

     o the Class IC Certificateholder exercises its rights with respect to the Optional Sale on the first possible Distribution Date.

The tables indicate the projected weighted average life of each class of Class A Certificates and sets forth the percentage of the initial Certificate Balance of each class of Class A Certificates that is projected to be outstanding after each of the Distribution Dates shown at specified ABS percentages. The tables also assume that the Receivables have been aggregated into four hypothetical pools with all of the Receivables within each such pool having the characteristics described below.

                                                          Weighted Average          Weighted Average
            Cutoff Date        Weighted Average           Original Term to          Remaining Term to
Pool     Principal Balance      Note Rate               Maturity (in Months)      Maturity (in Months)
----     -----------------      ---------               --------------------      --------------------
  1     $   15,139,074.32           12.962%                    43                          42
  2         44,292,334.47           12.811                     59                          58
  3        100,818,544.82           12.923                     70                          69
  4        160,295,181.21           13.076                     82                          80
        -----------------           ------
Total   $  320,545,134.82           12.986%
        =================           ======


         The information included in the following tables consists of forward-looking statements and involves risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the tables on pages 20 to 22. We have provided these hypothetical illustrations using the assumptions listed above to give you a general illustration of how the principal balances of the Class A Certificates may decline. However, it is highly unlikely that the Receivables will prepay at a constant ABS until maturity or that all of the Receivables will prepay at the same ABS. In addition, the diverse terms of Receivables within each of the four hypothetical pools could produce slower or faster rates of principal distributions than indicated in the table at the various specified ABS rates. Any difference between such hypothetical assumptions, the actual characteristics, performance and prepayment experience of the Receivables will affect the percentages of initial Certificate Balances outstanding over time and the weighted average lives of the Class A Certificates.

================================================================================
                  Important notice regarding calculation of the
                    weighted average life and the assumptions
                upon which the tables on pages 20 to 22 are based

         The weighted  average life of a Class A Certificate  is determined  by:
     (a) multiplying the amount of each principal payment on the applicable Class A Certificate by the number of years from the assumed Closing Date to the related Distribution Date, (b) adding the results, and (c) dividing the sum by the related initial Certificate Balance of such Class A Certificate.

         The tables on pages 20 to 22 have been prepared based on (and should be read in conjunction with) the assumptions described on pages 18 and 19 (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables).
================================================================================

                                 Percent of Initial Certificate Balance at Various ABS Percentages (1)
                                   Class A-1 Certificates                         Class A-2 Certificates
                          -----------------------------------------     -----------------------------------------
Distribution Date          1.0%     1.4%     1.6%    1.8%     2.5%       1.0%     1.4%     1.6%    1.8%     2.5%
-----------------          ----     ----     ----    ----     ----       ----     ----     ----    ----     ----
     Closing Date........ 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  1  March, 1999.........  89.7%    87.5%    86.4%   85.3%    81.5%     100.0%   100.0%   100.0%  100.0%   100.0%
  2  April, 1999.........  79.4%    75.1%    73.0%   70.8%    63.1%     100.0%   100.0%   100.0%  100.0%   100.0%
  3  May, 1999...........  69.2%    62.8%    59.6%   56.4%    45.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  4  June, 1999..........  59.0%    50.6%    46.4%   42.2%    27.1%     100.0%   100.0%   100.0%  100.0%   100.0%
  5  July, 1999..........  48.8%    38.5%    33.3%   28.1%     9.4%     100.0%   100.0%   100.0%  100.0%   100.0%
  6  August, 1999........  38.8%    26.5%    20.3%   14.1%     0.0%     100.0%   100.0%   100.0%  100.0%    92.7%
  7  September, 1999.....  28.7%    14.6%     7.5%    0.3%     0.0%     100.0%   100.0%   100.0%  100.0%    77.1%
  8  October, 1999.......  18.8%     2.8%     0.0%    0.0%     0.0%     100.0%   100.0%    95.2%   87.9%    61.7%
  9  November, 1999......   8.9%     0.0%     0.0%    0.0%     0.0%     100.0%    91.9%    83.8%   75.6%    46.6%
 10  December, 1999......   0.0%     0.0%     0.0%    0.0%     0.0%      99.1%    81.4%    72.5%   63.5%    31.6%
 11  January, 2000.......   0.0%     0.0%     0.0%    0.0%     0.0%      90.2%    71.0%    61.3%   51.5%    16.9%
 12  February, 2000......   0.0%     0.0%     0.0%    0.0%     0.0%      81.4%    60.7%    50.2%   39.7%     2.3%
 13  March, 2000.........   0.0%     0.0%     0.0%    0.0%     0.0%      72.7%    50.5%    39.3%   28.0%     0.0%
 14  April, 2000.........   0.0%     0.0%     0.0%    0.0%     0.0%      64.0%    40.4%    28.5%   16.5%     0.0%
 15  May, 2000...........   0.0%     0.0%     0.0%    0.0%     0.0%      55.3%    30.4%    17.8%    5.2%     0.0%
 16  June, 2000..........   0.0%     0.0%     0.0%    0.0%     0.0%      46.7%    20.5%     7.3%    0.0%     0.0%
 17  July, 2000..........   0.0%     0.0%     0.0%    0.0%     0.0%      38.2%    10.7%     0.0%    0.0%     0.0%
 18  August, 2000........   0.0%     0.0%     0.0%    0.0%     0.0%      29.7%     1.1%     0.0%    0.0%     0.0%
 19  September, 2000.....   0.0%     0.0%     0.0%    0.0%     0.0%      21.3%     0.0%     0.0%    0.0%     0.0%
 20  October, 2000.......   0.0%     0.0%     0.0%    0.0%     0.0%      13.0%     0.0%     0.0%    0.0%     0.0%
 21  November, 2000......   0.0%     0.0%     0.0%    0.0%     0.0%       4.7%     0.0%     0.0%    0.0%     0.0%
 22  December, 2000......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 23  January, 2001.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 24  February, 2001......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 25  March, 2001.........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 26  April, 2001.........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 27  May, 2001...........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 28  June, 2001..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 29  July, 2001..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 30  August, 2001........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 31  September, 2001.....   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 32  October, 2001.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 33  November, 2001......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 34  December, 2001......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 35  January, 2002.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 36  February, 2002......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 37  March, 2002.........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 38  April, 2002.........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 39  May, 2002...........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 40  June, 2002..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 41  July, 2002..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 42  August, 2002........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 43  September, 2002.....   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 44  October, 2002.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 45  November, 2002......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 46  December, 2002......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 47  January, 2003.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 48  February, 2003......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 49  March, 2003.........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 50  April, 2003.........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 51  May, 2003...........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 52  June, 2003..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 53  July, 2003..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 54  August, 2003........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 55  September, 2003.....   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 56  October, 2003.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 57  November, 2003......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 58  December, 2003......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 59  January, 2004.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
Weighted Average Life
         (in years) .....   0.41     0.34     0.31    0.29     0.23       1.31     1.09     1.00    0.93     0.73

(1)  See the important notice on page 19 of these materials regarding calculation of the weighted average life and the assumptions upon which these tables are based.

                                 Percent of Initial Certificate Balance at Various ABS Percentages (1)
                                   Class A-3 Certificates                         Class A-4 Certificates
                          -----------------------------------------     -----------------------------------------
Distribution Date          1.0%     1.4%     1.6%    1.8%     2.5%       1.0%     1.4%     1.6%    1.8%     2.5%
-----------------          ----     ----     ----    ----     ----       ----     ----     ----    ----     ----
     Closing Date........ 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  1  March, 1999......... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  2  April, 1999......... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  3  May, 1999........... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  4  June, 1999.......... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  5  July, 1999.......... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  6  August, 1999........ 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  7  September, 1999..... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  8  October, 1999....... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
  9  November, 1999...... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
 10  December, 1999...... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
 11  January, 2000....... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
 12  February, 2000...... 100.0%   100.0%   100.0%  100.0%   100.0%     100.0%   100.0%   100.0%  100.0%   100.0%
 13  March, 2000......... 100.0%   100.0%   100.0%  100.0%    91.6%     100.0%   100.0%   100.0%  100.0%   100.0%
 14  April, 2000......... 100.0%   100.0%   100.0%  100.0%    81.7%     100.0%   100.0%   100.0%  100.0%   100.0%
 15  May, 2000........... 100.0%   100.0%   100.0%  100.0%    72.0%     100.0%   100.0%   100.0%  100.0%   100.0%
 16  June, 2000.......... 100.0%   100.0%   100.0%   95.7%    62.5%     100.0%   100.0%   100.0%  100.0%   100.0%
 17  July, 2000.......... 100.0%   100.0%    97.8%   88.0%    53.1%     100.0%   100.0%   100.0%  100.0%   100.0%
 18  August, 2000........ 100.0%   100.0%    90.6%   80.3%    43.9%     100.0%   100.0%   100.0%  100.0%   100.0%
 19  September, 2000..... 100.0%    94.0%    83.4%   72.8%    34.9%     100.0%   100.0%   100.0%  100.0%   100.0%
 20  October, 2000....... 100.0%    87.4%    76.4%   65.4%    26.1%     100.0%   100.0%   100.0%  100.0%   100.0%
 21  November, 2000...... 100.0%    80.8%    69.5%   58.1%    17.5%     100.0%   100.0%   100.0%  100.0%   100.0%
 22  December, 2000......  97.6%    74.4%    62.7%   50.9%     9.0%     100.0%   100.0%   100.0%  100.0%   100.0%
 23  January, 2001.......  91.9%    68.0%    55.9%   43.8%     0.8%     100.0%   100.0%   100.0%  100.0%   100.0%
 24  February, 2001......  86.2%    61.7%    49.3%   36.9%     0.0%     100.0%   100.0%   100.0%  100.0%    82.5%
 25  March, 2001.........  80.6%    55.5%    42.8%   30.1%     0.0%     100.0%   100.0%   100.0%  100.0%    63.6%
 26  April, 2001.........  75.0%    49.4%    36.4%   23.4%     0.0%     100.0%   100.0%   100.0%  100.0%    45.2%
 27  May, 2001...........  69.5%    43.4%    30.2%   16.9%     0.0%     100.0%   100.0%   100.0%  100.0%    27.2%
 28  June, 2001..........  64.0%    37.4%    24.0%   10.5%     0.0%     100.0%   100.0%   100.0%  100.0%     9.8%
 29  July, 2001..........  58.6%    31.6%    18.0%    4.2%     0.0%     100.0%   100.0%   100.0%  100.0%     0.0%
 30  August, 2001........  53.3%    25.9%    12.0%    0.0%     0.0%     100.0%   100.0%   100.0%   95.4%     0.0%
 31  September, 2001.....  48.0%    20.2%     6.2%    0.0%     0.0%     100.0%   100.0%   100.0%   81.1%     0.0%
 32  October, 2001.......  42.8%    14.7%     0.5%    0.0%     0.0%     100.0%   100.0%   100.0%   67.0%     0.0%
 33  November, 2001......  37.6%     9.3%     0.0%    0.0%     0.0%     100.0%   100.0%    88.0%   53.4%     0.0%
 34  December, 2001......  32.5%     4.0%     0.0%    0.0%     0.0%     100.0%   100.0%    74.9%   40.1%     0.0%
 35  January, 2002.......  27.4%     0.0%     0.0%    0.0%     0.0%     100.0%    97.0%    62.2%   27.1%     0.0%
 36  February, 2002......  22.4%     0.0%     0.0%    0.0%     0.0%     100.0%    84.7%    49.7%   14.5%     0.0%
 37  March, 2002.........  17.5%     0.0%     0.0%    0.0%     0.0%     100.0%    72.7%    37.6%    2.3%     0.0%
 38  April, 2002.........  12.7%     0.0%     0.0%    0.0%     0.0%     100.0%    60.9%    25.8%    0.0%     0.0%
 39  May, 2002...........   7.9%     0.0%     0.0%    0.0%     0.0%     100.0%    49.5%    14.4%    0.0%     0.0%
 40  June, 2002..........   3.1%     0.0%     0.0%    0.0%     0.0%     100.0%    38.3%     3.3%    0.0%     0.0%
 41  July, 2002..........   0.0%     0.0%     0.0%    0.0%     0.0%      96.3%    27.4%     0.0%    0.0%     0.0%
 42  August, 2002........   0.0%     0.0%     0.0%    0.0%     0.0%      85.3%    16.7%     0.0%    0.0%     0.0%
 43  September, 2002.....   0.0%     0.0%     0.0%    0.0%     0.0%      75.1%     6.9%     0.0%    0.0%     0.0%
 44  October, 2002.......   0.0%     0.0%     0.0%    0.0%     0.0%      65.0%     0.0%     0.0%    0.0%     0.0%
 45  November, 2002......   0.0%     0.0%     0.0%    0.0%     0.0%      55.1%     0.0%     0.0%    0.0%     0.0%
 46  December, 2002......   0.0%     0.0%     0.0%    0.0%     0.0%      45.4%     0.0%     0.0%    0.0%     0.0%
 47  January, 2003.......   0.0%     0.0%     0.0%    0.0%     0.0%      35.8%     0.0%     0.0%    0.0%     0.0%
 48  February, 2003......   0.0%     0.0%     0.0%    0.0%     0.0%      26.4%     0.0%     0.0%    0.0%     0.0%
 49  March, 2003.........   0.0%     0.0%     0.0%    0.0%     0.0%      17.2%     0.0%     0.0%    0.0%     0.0%
 50  April, 2003.........   0.0%     0.0%     0.0%    0.0%     0.0%       8.1%     0.0%     0.0%    0.0%     0.0%
 51  May, 2003...........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 52  June, 2003..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 53  July, 2003..........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 54  August, 2003........   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 55  September, 2003.....   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 56  October, 2003.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 57  November, 2003......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 58  December, 2003......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
 59  January, 2004.......   0.0%     0.0%     0.0%    0.0%     0.0%       0.0%     0.0%     0.0%    0.0%     0.0%
Weighted Average Life
     (in years)..........   2.57     2.17     2.00    1.86     1.45       3.80     3.25     3.00    2.78     2.15


(1)  See  the  important  notice  on  page  19  of  these  materials   regarding
     calculation of the weighted average life and the assumptions upon which these tables are based.

      Percent of Initial Certificate Balance at Various ABS Percentages (1)

                                                            Class A-5 Certificates
                                        -----------------------------------------------------------
Distribution Date                         1.0%          1.4%         1.6%        1.8%          2.5%
---------------------------------------------------------------------------------------------------
     Closing Date...................     100.0%        100.0%       100.0%       100.0%       100.0%
  1  March, 1999....................     100.0%        100.0%       100.0%       100.0%       100.0%
  2  April, 1999....................     100.0%        100.0%       100.0%       100.0%       100.0%
  3  May, 1999......................     100.0%        100.0%       100.0%       100.0%       100.0%
  4  June, 1999.....................     100.0%        100.0%       100.0%       100.0%       100.0%
  5  July, 1999.....................     100.0%        100.0%       100.0%       100.0%       100.0%
  6  August, 1999...................     100.0%        100.0%       100.0%       100.0%       100.0%
  7  September, 1999................     100.0%        100.0%       100.0%       100.0%       100.0%
  8  October, 1999..................     100.0%        100.0%       100.0%       100.0%       100.0%
  9  November, 1999.................     100.0%        100.0%       100.0%       100.0%       100.0%
 10  December, 1999.................     100.0%        100.0%       100.0%       100.0%       100.0%
 11  January, 2000..................     100.0%        100.0%       100.0%       100.0%       100.0%
 12  February, 2000.................     100.0%        100.0%       100.0%       100.0%       100.0%
 13  March, 2000....................     100.0%        100.0%       100.0%       100.0%       100.0%
 14  April, 2000....................     100.0%        100.0%       100.0%       100.0%       100.0%
 15  May, 2000......................     100.0%        100.0%       100.0%       100.0%       100.0%
 16  June, 2000.....................     100.0%        100.0%       100.0%       100.0%       100.0%
 17  July, 2000.....................     100.0%        100.0%       100.0%       100.0%       100.0%
 18  August, 2000...................     100.0%        100.0%       100.0%       100.0%       100.0%
 19  September, 2000................     100.0%        100.0%       100.0%       100.0%       100.0%
 20  October, 2000..................     100.0%        100.0%       100.0%       100.0%       100.0%
 21  November, 2000.................     100.0%        100.0%       100.0%       100.0%       100.0%
 22  December, 2000.................     100.0%        100.0%       100.0%       100.0%       100.0%
 23  January, 2001..................     100.0%        100.0%       100.0%       100.0%       100.0%
 24  February, 2001.................     100.0%        100.0%       100.0%       100.0%       100.0%
 25  March, 2001....................     100.0%        100.0%       100.0%       100.0%       100.0%
 26  April, 2001....................     100.0%        100.0%       100.0%       100.0%       100.0%
 27  May, 2001......................     100.0%        100.0%       100.0%       100.0%       100.0%
 28  June, 2001.....................     100.0%        100.0%       100.0%       100.0%       100.0%
 29  July, 2001.....................     100.0%        100.0%       100.0%       100.0%        94.9%
 30  August, 2001...................     100.0%        100.0%       100.0%       100.0%        83.2%
 31  September, 2001................     100.0%        100.0%       100.0%       100.0%        71.8%
 32  October, 2001..................     100.0%        100.0%       100.0%       100.0%        60.9%
 33  November, 2001.................     100.0%        100.0%       100.0%       100.0%        50.3%
 34  December, 2001.................     100.0%        100.0%       100.0%       100.0%        40.1%
 35  January, 2002..................     100.0%        100.0%       100.0%       100.0%        30.3%
 36  February, 2002.................     100.0%        100.0%       100.0%       100.0%        20.9%
 37  March, 2002....................     100.0%        100.0%       100.0%       100.0%        12.0%
 38  April, 2002....................     100.0%        100.0%       100.0%        93.2%         3.4%
 39  May, 2002......................     100.0%        100.0%       100.0%        85.0%         0.0%
 40  June, 2002.....................     100.0%        100.0%       100.0%        77.2%         0.0%
 41  July, 2002.....................     100.0%        100.0%        94.7%        69.6%         0.0%
 42  August, 2002...................     100.0%        100.0%        87.2%        62.3%         0.0%
 43  September, 2002................     100.0%        100.0%        80.2%         0.0%         0.0%
 44  October, 2002..................     100.0%         98.0%        73.5%         0.0%         0.0%
 45  November, 2002.................     100.0%         91.3%        67.1%         0.0%         0.0%
 46  December, 2002.................     100.0%         84.9%        60.8%         0.0%         0.0%
 47  January, 2003..................     100.0%         78.6%         0.0%         0.0%         0.0%
 48  February, 2003.................     100.0%         72.5%         0.0%         0.0%         0.0%
 49  March, 2003....................     100.0%         66.7%         0.0%         0.0%         0.0%
 50  April, 2003....................     100.0%         61.0%         0.0%         0.0%         0.0%
 51  May, 2003......................      99.4%          0.0%         0.0%         0.0%         0.0%
 52  June, 2003.....................      93.2%          0.0%         0.0%         0.0%         0.0%
 53  July, 2003.....................      87.1%          0.0%         0.0%         0.0%         0.0%
 54  August, 2003...................      81.2%          0.0%         0.0%         0.0%         0.0%
 55  September, 2003................      75.4%          0.0%         0.0%         0.0%         0.0%
 56  October, 2003..................      69.7%          0.0%         0.0%         0.0%         0.0%
 57  November, 2003.................      64.2%          0.0%         0.0%         0.0%         0.0%
 58  December, 2003.................      58.8%          0.0%         0.0%         0.0%         0.0%
 59  January, 2004..................       0.0%          0.0%         0.0%         0.0%         0.0%
     Weighted Average Life
         (in years) ................       4.73          4.09         3.76         3.45         2.76

(1)  See  the  important  notice  on  page  19  of  these  materials   regarding
     calculation of the weighted average life and the assumptions upon which these tables are based.

                       YIELD AND PREPAYMENT CONSIDERATIONS

General

         Monthly Interest will be distributed to Class A Certificateholders and Class I Certificateholders on each Distribution Date to the extent of the pass-through rate applied to the applicable Certificate Balance or Notional Principal Amount, as applicable, as of the preceding Distribution Date or the Closing Date, as applicable (after giving effect to distributions of principal on such preceding Distribution Date).

         Upon  a  full  or  partial   prepayment  on  a   Receivable,   Class  A
Certificateholders and Class I Certificateholders will receive interest for the full month of such prepayment either:

         (1)      through the distribution of interest paid on the Receivables;

         (2)      from a withdrawal from the Spread Account;

         (3)      by an advance from the Servicer; or

         (4)      by a draw on the Policy.

         Although the Receivables will have different contract rates, the contract rate of each Receivable generally will exceed the sum of:

     (1) the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate and the Class A-5 Pass-Through Rate;

     (2) the Class I Pass-Through Rate;

     (3) the per annum rate used to calculate the Insurance Premium; and

     (4) the per annum rate used to calculate the Monthly Servicing Fee.

         However, the contract rate on a small percentage of the Receivables, will be less than the foregoing sum. Disproportionate rates of prepayments between Receivables with higher and lower contract rates could affect the ability of the Trust to distribute Monthly Interest to you.

The Class I Certificates

         The Class I Certificates are interest-only certificates. We intend the planned amortization feature of the Notional Principal Amount of the Class I Certificates to reduce the effect that prepayments will have on the Class I Certificates. However the Notional Principal Amount of the Class I Certificates may be reduced more quickly than provided in the Planned Notional Principal Amount Schedule if the Receivables prepay more quickly than 2.50% ABS. Such prepayments in excess of the rate assumed in the Planned Notional Principal Amount Schedule will reduce the yield of the Class I Certificates. As such, the yield to maturity on the Class I Certificates will be very sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to liquidations and repurchases. See "Risk Factors -- Prepayments May Reduce the Yield on the Class I Certificates" and "The Class I Certificates -- Calculation of Notional Principal Amount" and "-- Class I Yield Considerations" in these materials.

                            THE CLASS I CERTIFICATES

Calculation of Notional Principal Amount

         The Class I Certificates are entitled to receive interest at the Class I Pass-Through Rate on the Notional Principal Amount of the Class I Certificates. Solely for the purpose of calculating the amount payable to the Class I Certificateholders, the Certificate Balance will be divided into two notional principal components, the "PAC Component" and the "Companion Component." The Notional Principal Amount will be the same amount as the PAC Component, originally $256,316,037.87. The sum of the PAC Component and the Companion Component at any time will equal the then aggregate unpaid Certificate Balance at such time.

         The Pooling and Servicing Agreement establishes the Planned Notional Principal Amount Schedule under which principal will be allocated to the PAC Component and the Companion Component. On each Distribution Date, the amount of Monthly Principal allocated to Class A Certificateholders will determine the reduction in the Notional Principal Amount as follows:

         (1) to the PAC Component up to the amount necessary to reduce the PAC Component to the amount specified in the Planned Notional Principal Amount Schedule for such Distribution Date;

         (2) to the Companion Component until the balance thereof is reduced to zero; and

         (3) to the PAC Component, without regard to the Planned Notional Principal Amount for such Distribution Date.

         As the PAC Component is reduced, the Notional Principal Amount and payments to the Class I Certificateholders will also be reduced. The Class I Certificates are not entitled to receive any principal payments.

                   Planned Notional Principal Amount Schedule

                                                          Planned Notional
              Distribution Date in                        Principal Amount
              --------------------                        ----------------
              Initial..................................      $256,316,037.87
              March 1999...............................       248,011,123.96
              April 1999...............................       239,775,307.57
              May 1999.................................       231,609,890.00
              June 1999................................       223,516,192.61
              July 1999................................       215,495,557.11
              August 1999..............................       207,549,345.80
              September 1999...........................       199,678,941.95
              October 1999.............................       191,885,749.99
              November 1999............................       184,171,195.88
              December 1999............................       176,536,727.37
              January 2000.............................       168,983,814.35
              February 2000............................       161,513,949.08
              March 2000...............................       154,128,646.60
              April 2000...............................       146,829,444.98
              May 2000.................................       139,617,905.65
              June 2000................................       132,495,613.75
              July 2000................................       125,464,178.45
              August 2000..............................       118,525,233.26
              September 2000...........................       111,680,436.40
              October 2000.............................       104,931,471.15
              November 2000............................        98,280,046.14
              December 2000............................        91,727,895.78
              January 2001.............................        85,276,780.56
              February 2001............................        78,928,487.42
              March 2001...............................        72,684,830.15
              April 2001...............................        66,547,649.73
              May 2001.................................        60,518,814.70
              June 2001................................        54,600,221.57
              July 2001................................        48,793,795.19
              August 2001..............................        43,101,489.13
              September 2001...........................        37,525,286.10
              October 2001.............................        32,067,198.34
              November 2001............................        26,729,268.01
              December 2001............................        21,513,567.64
              January 2002.............................        16,422,200.52
              February 2002............................        11,457,301.11
              March 2002...............................         6,621,035.52
              April 2002...............................         1,915,601.88
              May 2002.................................                 0.00

The Class I Certificates will not be entitled to any distributions after the Notional Principal Amount has been reduced to zero.

Class I Yield Considerations

         We intend the planned amortization feature of the Class I Certificates to reduce the uncertainty caused by prepayments of the Receivables and the effect of prepayments to the Class I Certificates. However, the yield to maturity of the Class I Certificates will still be very sensitive to the prepayment experience of the Receivables, including voluntary prepayments and prepayments due to liquidations and repurchases. You should note that you will not be entitled to any distributions on your Class I Certificates after the Notional Principal Amount of the Class I Certificates has been reduced to zero and that Receivables may be repurchased due to breaches of representations. See "Risk Factors -- Prepayments May Reduce the Yield on the Class I Certificates" in these materials.

         The following tables illustrate the significant effect that prepayments on the Receivables have upon the yield to maturity of the Class I Certificates. The first table assumes that the Receivables have been aggregated into four hypothetical pools having the characteristics described therein and that the level scheduled monthly payment for each of the four pools (which is based on its principal balance, weighted average contract rate, weighted average remaining term as of the Cutoff Date and its weighted average original term) will be such that such pool will be fully amortized by the end of its weighted average remaining term. Based on such hypothetical pools, the second table shows the approximate hypothetical pre-tax yields to maturity of the Class I Certificates, stated on a corporate bond equivalent basis, under five different prepayment assumptions based on the assumed purchase price and the ABS prepayment model described below.

                                                               Weighted Average          Weighted Average
                 Cutoff Date        Weighted Average           Original Term to          Remaining Term to
     Pool     Principal Balance      Note Rate               Maturity (in Months)      Maturity (in Months)
     ----     -----------------      ---------               --------------------      --------------------
       1     $   15,139,074.32           12.962%                    43                          42
       2         44,292,334.47           12.811                     59                          58
       3        100,818,544.82           12.923                     70                          69
       4        160,295,181.21           13.076                     82                          80
             -----------------           ------
     Total   $  320,545,134.82           12.986%
             =================           ======

For purposes of the table, it is also assumed that:

         (1) the purchase price of the Class I Certificates is as set forth below;

         (2) the Receivables prepay monthly at the specified percentages of ABS as set forth in the table below;

         (3)      prepayments  representing  prepayments  in full of  individual
                  Receivables are received on the last day of the month and include a full month's interest;

         (4)      the Closing Date for the Offered  Certificates is February 23,
                  1999;

         (5) distributions on the Offered Certificates are made, in cash, commencing on March 8, 1999, and on the eighth day of each month thereafter;

         (6) no defaults or delinquencies in the payment of the Receivables are experienced; and

         (7) no Receivable is repurchased for any breach of representation or warranty or for any other reason.

       Sensitivity of the Yield on the Class I Certificates to Prepayments

                      1.0%        1.6%     1.8%      2.5%          3.0%
        Price(1)       ABS         ABS      ABS       ABS           ABS
       --------      ------      -----     -----     -----         -----
       1.102231%     26.092%     5.110%    5.110%    5.110%      - 4.788%

(1)      Expressed as a percentage of the Original Notional Principal Amount.

         Based on the assumptions described above and assuming a purchase price of 1.102231% at approximately 2.806% ABS, the pre-tax yield to maturity of the Class I Certificates would be approximately 0%.

         We do not expect that the Receivables will prepay at a constant rate until maturity or that the Receivables will prepay at the same rate. The foregoing table assumes that each Receivable bears interest at its specified contract rate, has the same remaining amortization term, and prepays at the same rate. In fact, the Receivables will prepay at different rates and have different terms.

         The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class I Certificates, would cause the discounted present value of such assumed cash flows to equal the assumed purchase price of such Class I Certificates. Then we convert such monthly rates to corporate bond equivalent rates. Our calculations do not take into account variations that may occur in the interest rates at which you may be able to reinvest funds received as distributions on the Class I Certificates and we do not purport to reflect the return on any investment in the Class I Certificates when such reinvestment rates are considered.

         The Receivables will not necessarily have the characteristics assumed above and we cannot assure you that:

         (1)      the  Receivables  will prepay at any of the rates shown in the
                  table  or  at  any  other   particular  rate  or  will  prepay
                  proportionately;

         (2) the pre-tax yield on the Class I Certificates will correspond to any of the pre-tax yields shown above; or (3) the aggregate purchase price of the Class I Certificates will be equal to the assumed purchase price.

         Because the Receivables will include Receivables that have remaining terms to stated maturity shorter or longer than those assumed and contract rates higher or lower than those assumed, the pre-tax yield on the Class I Certificates will differ from those set forth above, even if all of the Receivables prepay at the indicated constant prepayment rates.

         The ABS prepayment model was used in the preceding table to model the rate of prepayment each month on the Receivables. For a description of the ABS model, see "Weighted Average Life of the Class A Certificates" in these materials.

                                   THE INSURER

         MBIA Insurance Corporation (the "Insurer") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         Effective February 17, 1998, the Company acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC") through a merger with its parent CapMAC Holdings Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to the Insurer. The Company is not obligated to pay the debts of or claims against CMAC.

         The consolidated financial statements of the Insurer, a wholly owned subsidiary of the Company, and its subsidiaries as of December 31, 1997 and December 31, 1996 and for each of the three years in the period ended December 31, 1997, prepared in accordance with generally accepted accounting principles ("GAAP"), included in the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and the consolidated financial statements of the Insurer and its subsidiaries as of September 30, 1998 and for the nine month periods ending September 30, 1998 and September 30, 1997 included in the Quarterly Report on Form 10-Q of the Company for the period ending September 30, 1998, are hereby incorporated by reference into these materials and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of these materials to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of these materials.

         All financial statements of the Insurer and its subsidiaries included in documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of these materials and prior to the termination of the offering of the Offered Certificates shall be deemed to be incorporated by reference into these materials and to be a part hereof from the respective dates of filing such documents.

         The tables below present selected financial information of the Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") as well as GAAP:

                                                 SAP
                               -------------------------------------------
                               December 31,                  September 30,
                                   1997                           1998
                               ------------                  -------------
                                 (Audited)                    (Unaudited)
                                            (in millions)
    Admitted Assets               $5,256                        $6,318
    Liabilities                    3,496                         4,114
    Capital and Surplus            1,760                         2,204

                                                GAAP
                               -------------------------------------------
                               December 31,                  September 30,
                                   1997                           1998
                               ------------                  -------------
                                 (Audited)                    (Unaudited)
                                            (in millions)
    Assets                        $5,988                        $7,439
    Liabilities                    2,624                         3,268
    Shareholder's Equity           3,364                         4,171

Copies of the financial statements of the Insurer incorporated by reference herein and copies of the Insurer's 1997 year-end audited financial statements prepared in accordance with SAP are available, without charge, from the Insurer. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

         The Insurer does not accept any responsibility for the accuracy or completeness of these materials or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Insurer set forth under the heading "The Insurer." Additionally, the Insurer makes no representation regarding the Offered Certificates or the advisability of investing in the Offered Certificates.

         THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Moody's Investors Service, Inc. rates the claims paying ability of the Insurer "Aaa."

         Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. rates the claims paying ability of the Insurer "AAA."

         Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the claims paying ability of the Insurer "AAA."

         Each rating of the Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Offered Certificates, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Offered Certificates. The Insurer does not guaranty the market price of the Offered Certificates nor does it guaranty that the ratings on the Offered Certificates will not be revised or withdrawn.

                                 INDEX OF TERMS

         We have listed below the terms used in these materials and the pages where definitions of the terms can be found. The "Glossary" follows this "Index of Terms."

ABS.....................................................          18
Available Funds.........................................           7
Bear Stearns............................................           2
Certificates............................................           3
Certificate Balance.....................................           5
Class A Certificateholders..............................           4
Class A Certificates....................................           4
Class A-1 Certificate Balance...........................           5
Class A-1 Certificateholders............................           4
Class A-1 Certificates..................................           3
Class A-1 Final Scheduled Distribution Date.............           5
Class A-1 Monthly Interest..............................    Glossary
Class A-1 Pass-Through Rate.............................           4
Class A-2 Certificate Balance...........................           5
Class A-2 Certificateholders............................           4
Class A-2 Certificates..................................           3
Class A-2 Final Scheduled Distribution Date.............           5
Class A-2 Monthly Interest..............................    Glossary
Class A-2 Pass-Through Rate.............................           4
Class A-3 Certificate Balance...........................           5
Class A-3 Certificateholders............................           4
Class A-3 Certificates..................................           3
Class A-3 Final Scheduled Distribution .................           5
Class A-3 Monthly Interest..............................    Glossary
Class A-3 Pass-Through Rate.............................           4
Class A-4 Certificate Balance...........................           5
Class A-4 Certificateholders............................           4
Class A-4 Certificates..................................           3
Class A-4 Final Scheduled Distribution Date.............           5
Class A-4 Monthly Interest..............................    Glossary
Class A-4 Pass-Through Rate.............................           4
Class A-5 Certificate Balance...........................           5
Class A-5 Certificateholders............................           4
Class A-5 Certificates..................................           3
Class A-5 Final Scheduled Distribution Date.............           5
Class A-5 Monthly Interest..............................    Glossary
Class A-5 Pass-Through Rate.............................           4
Class I Certificateholders..............................           6
Class I Certificates....................................           3
Class I Monthly Interest................................    Glossary
Class I Pass-Through Rate...............................           6
Class IC Certificate....................................           3
Class IC Certificateholder..............................           8
Clean-Up Call Date......................................           9
Closing Date............................................           3
CMAC....................................................          27
Collection Period.......................................    Glossary
Companion Component.....................................          6, 24
Company.................................................          27

Cutoff Date.............................................           4
Defaulted Receivable....................................    Glossary
Depositor...............................................           3
Distribution Date.......................................           4
ERISA...................................................           9
Financed Vehicles.......................................           4
GAAP....................................................          27
Information.............................................           1
Insurance Premium.......................................    Glossary
Insurance Agreement.....................................           8
Insurer.................................................       9, 27
Issuer..................................................           3
Modified Receivables....................................    Glossary
Monthly Interest........................................ 5, Glossary
Monthly Principal....................................... 5, Glossary
Monthly Servicing Fee...................................           3
NationsBanc Montgomery..................................           2
Net Principal Policy Amount.............................           9
Notional Principal Amount...............................           6
Offered Certificates....................................           3
Offering Documents......................................           1
Optional Sale...........................................           9
Original Notional Principal Amount......................           6
PAC Component...........................................       6, 24
Planned Notional Principal Amount.......................           6
Planned Notional Principal Amount Schedule..............           6
Policy..................................................        4, 8
Policy Amount...........................................           8
Pool Balance............................................           5
Pooling and Servicing Agreement.........................           3
Predecessor.............................................    Glossary
Rating Agency or Rating Agencies........................           9
Receivables.............................................           4
Record Date.............................................           4
Required Spread Amount..................................           8
SAP.....................................................          28
Servicer................................................           3
Spread Account..........................................           7
Tier II Receivables.....................................          12
Trust    ...............................................           3
Trustee.................................................           3
UAC.....................................................           3
UAFC....................................................           8
Underwriters  ..........................................           2

                                    GLOSSARY

     We have listed below the definitions of certain terms used in these materials and the pages where definitions of other terms can be found are listed in the preceding "Index of Terms."

"Class A-1 Monthly Interest" ...........(1)  for the  first  Distribution  Date, the product of the following:

                                             (a) one-three    hundred   sixtieth
                                                 (1/360th)   of  the  Class  A-1
                                                 Pass-Through Rate,

                                             (b) the actual  number of days from
                                                 the  Closing  Date  through the
                                                 day     before     the    first
                                                 Distribution Date, and

                                             (c) the   Class   A-1   Certificate
                                                 Balance  on the  Closing  Date;
                                                 and

                                        (2)  for  any  subsequent   Distribution
                                             Date, the product of the following:

                                             (a) one-three    hundred   sixtieth
                                                 (1/360th)   of  the  Class  A-1
                                                 Pass-Through   Rate,

                                             (b) the actual  number of days from
                                                 the previous  Distribution Date
                                                 through   the  day  before  the
                                                 related Distribution Date, and

                                             (c) the   Class   A-1   Certificate
                                                 Balance  as of the  immediately
                                                 preceding   Distribution   Date
                                                 (after  giving  effect  to  any
                                                 distribution     of     Monthly
                                                 Principal    made    on    such
                                                 Distribution Date).

"Class A-2 Monthly Interest" ...........(1)  for the  first  Distribution  Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-2
                                                 Pass-Through Rate,

                                             (b) the  number  of days  from  the
                                                 Closing  Date   (assuming   the
                                                 month of the  Closing  Date has
                                                 30 days) through the day before
                                                 the  first   Distribution  Date
                                                 divided by 30, and

                                             (c) the   Class   A-2   Certificate
                                                 Balance  on the  Closing  Date;
                                                 and

                                        (2)  for  any  subsequent   Distribution
                                             Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-2
                                                 Pass-Through Rate and

                                             (b) the   Class   A-2   Certificate
                                                 Balance  as of the  immediately
                                                 preceding   Distribution   Date
                                                 (after  giving  effect  to  any
                                                 distribution     of     Monthly
                                                 Principal    made    on    such
                                                 Distribution Date).

"Class A-3 Monthly Interest" ...........(1)  for the  first  Distribution  Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-3
                                                 Pass-Through Rate,

                                             (b) the  number  of days  from  the
                                                 Closing  Date   (assuming   the
                                                 month of the  Closing  Date has
                                                 30 days) through the day before
                                                 the  first   Distribution  Date
                                                 divided by 30, and

                                             (c) the   Class   A-3   Certificate
                                                 Balance  on the  Closing  Date;
                                                 and

                                        (2)  for  any  subsequent   Distribution
                                             Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-3
                                                 Pass-Through Rate and

                                             (b) the   Class   A-3   Certificate
                                                 Balance  as of the  immediately
                                                 preceding   Distribution   Date
                                                 (after  giving  effect  to  any
                                                 distribution     of     Monthly
                                                 Principal    made    on    such
                                                 Distribution Date).


"Class A-4 Monthly Interest" ...........(1)  for the  first  Distribution  Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-4
                                                 Pass-Through Rate,

                                             (b) the  number  of days  from  the
                                                 Closing  Date   (assuming   the
                                                 month of the  Closing  Date has
                                                 30 days) through the day before
                                                 the  first   Distribution  Date
                                                 divided by 30, and

                                             (c) the   Class   A-4   Certificate
                                                 Balance  on the  Closing  Date;
                                                 and

                                        (2)  for  any  subsequent   Distribution
                                             Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-4
                                                 Pass-Through Rate and

                                             (b) the   Class   A-4   Certificate
                                                 Balance  as of the  immediately
                                                 preceding   Distribution   Date
                                                 (after  giving  effect  to  any
                                                 distribution     of     Monthly
                                                 Principal    made    on    such
                                                 Distribution Date).

"Class A-5 Monthly Interest" ...........(1)  for the  first  Distribution  Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-5
                                                 Pass-Through Rate,

                                             (b) the  number  of days  from  the
                                                 Closing  Date   (assuming   the
                                                 month of the  Closing  Date has
                                                 30 days) through the day before
                                                 the  first   Distribution  Date
                                                 divided by 30, and

                                             (c) the   Class   A-5   Certificate
                                                 Balance  on the  Closing  Date;
                                                 and

                                        (2)  for  any  subsequent   Distribution
                                             Date, the product of the following:

                                             (a) one-twelfth  of the  Class  A-5
                                                 Pass-Through Rate and

                                             (b) the   Class   A-5   Certificate
                                                 Balance  as of the  immediately
                                                 preceding   Distribution   Date
                                                 (after  giving  effect  to  any
                                                 distribution     of     Monthly
                                                 Principal    made    on    such
                                                 Distribution Date).

"Class I Monthly Interest" .............(1)  for the  first  Distribution  Date, the product of the following:

                                             (a) one-twelfth  of the  Class  I
                                                 Pass-Through Rate,

                                             (b) the  number  of days  from  the
                                                 Closing  Date   (assuming   the
                                                 month of the  Closing  Date has
                                                 30 days) through the day before
                                                 the  first   Distribution  Date
                                                 divided by 30, and

                                             (c) the   Class   A-2   Certificate
                                                 Balance  on the  Closing  Date;
                                                 and

                                        (2)  for  any  subsequent   Distribution
                                             Date, the product of the following:

                                             (a) one-twelfth  of the  Class  I
                                                 Pass-Through Rate and

                                             (b) the Class I Certificate Balance
                                                 as of the immediately preceding
                                                 Distribution Date (after giving
                                                 effect to any  distribution  of
                                                 Monthly  Principal made on such
                                                 Distribution  Date).

                                        provided,  however, that after the Class
                                        A-5 Final Scheduled Distribution Date, the Class I Monthly Interest shall be zero.

Collection Period.......................(1)  for the  first  Distribution  Date, the  period  from the day after the
                                             Cutoff Date to February 28, 1999

                                        (2)  for  each  subsequent  Distribution
                                             Date, the preceding calendar month,
                                             until the Trust terminates.

Defaulted Receivable....................for any Collection  Period, a Receivable
                                        as to which any of the following has occurred:

                                             (1) any payment,  or part  thereof,
                                                 in excess of $10 is 120 days or
                                                 more  delinquent as of the last
                                                 day of such Collection Period;


                                             (2) the   Financed   Vehicle   that
                                                 secures the Receivable has been
                                                 repossessed; or

                                             (3) the    Receivable    has   been
                                                 determined to be  uncollectable
                                                 in    accordance    with    the
                                                 Servicer's  customary practices
                                                 on or  prior to the last day of
                                                 such     Collection     Period;
                                                 provided,   however,  that  any
                                                 Receivable  which the Depositor
                                                 or the Servicer is obligated to
                                                 repurchase or purchase pursuant
                                                 to the  Pooling  and  Servicing
                                                 Agreement  shall be deemed  not
                                                 to be a Defaulted Receivable.

Insurance Premium.......................for any Distribution  Date,  one-twelfth of the  product  of the Policy per annum
                                        fee  rate  set  forth  in the  Insurance
                                        Agreement  and the  Certificate  Balance
                                        calculated  as of  the  last  day of the
                                        Collection    Period   to   which   such
                                        Distribution Date relates and payable monthly in arrears.

Modified Receivables....................Receivables  which  have  been  modified from the terms of the original  contract
                                        to provide a different  monthly payment,
                                        a  different   interest  rate  and/or  a
                                        longer term to maturity.

Monthly Interest........................for any  Distribution  Date,  the sum of
                                        Class A-1  Monthly  Interest,  Class A-2
                                        Monthly  Interest,   Class  A-3  Monthly
                                        Interest,  Class A-4  Monthly  Interest,
                                        Class A-5 Monthly  Interest  and Class I
                                        Monthly Interest.

Monthly Principal.......................for any  Distribution  Date,  the amount
                                        necessary  to  reduce  the   Certificate
                                        Balance  as of  the  prior  Distribution
                                        Date   (after   giving   effect  to  the
                                        distribution  of  Monthly  Principal  on
                                        such date) (or as of the Closing Date in
                                        the case of the first Distribution Date)
                                        to  the   aggregate   unpaid   principal
                                        balance of the  Receivables  on the last
                                        day of the  related  Collection  Period;
                                        provided,    however,    that    Monthly
                                        Principal   on   the   final   scheduled
                                        Distribution  Date  for  each  class  of
                                        Class A  Certificates  will be increased
                                        by  the   amount,   if  any,   which  is
                                        necessary  to  reduce  the   Certificate
                                        Balance  of such  class  to zero on such
                                        date.  For the  purpose  of  determining
                                        Monthly Principal,  the unpaid principal
                                        balance of a defaulted  receivable  or a
                                        purchased  receivable  is  deemed  to be
                                        zero on and  after  the  last day of the
                                        Collection    Period   in   which   such
                                        Receivable became a Defaulted Receivable or a Purchased Receivable.

Predecessor.............................Union    Federal    Savings    Bank   of
                                        Indianapolis.